Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Income Taxes
Income Taxes

Note 17.    Income Taxes

During the nine months ended September 30, 2019, the Company recorded an income tax benefit of $513,935,  $152,876 resulting from losses of Grapevine Logic, Inc. offsetting deferred tax liabilities that were recognized on the acquisition of Grapevine Logic, Inc. and a $361,059 reduction of the  valuation allowance on Ideanomics, Inc. deferred tax assets in excess of those reversed to offset Ideanomics, Inc.'s income. The reduction in valuation allowance resulted from Ideanomics, Inc.'s acquisition of additional ownership interests in Grapevine Logic, Inc. which caused Grapevine Logic, Inc. to be included in a consolidated tax return with Ideanomics, Inc. beginning June 30, 2019. This meant that $361,059 of Ideanomics, Inc.'s deferred tax assets could be utilized to offset Grapevine Logic Inc.'s remaining deferred tax liabilities. This resulted in an effective tax rate of (4.43%). The effective tax rate for the nine months ended September 30, 2019 differs from the U.S. statutory tax rate primarily due to the effect of taxes on foreign earnings, non-deductible expenses and the reduction in the beginning of the year deferred tax valuation allowance.

As of September 30, 2019, the Company had approximately $9.9 million of the U.S domestic cumulative tax loss carryforwards and approximately $30.9 million of the foreign cumulative tax loss carryforwards which may be available to reduce future income tax liabilities in certain jurisdictions. The remaining 2018 U.S. tax loss is not subject to expiration under the new Tax Law. The foreign tax loss carryforwards will expire beginning year 2019 through 2023.

There was no identified unrecognized tax benefit as of September 30, 2019. We are not aware of any unrecorded tax liabilities which would impact our financial position or our results of operations.

Note 17.  Income Taxes

(a)  Corporate Income Tax (“CIT”)

Ideanomics, Inc., M.Y. Products LLC and Grapevine Logic, Inc., are subject to U.S. federal and state income tax.

CB Cayman was incorporated in Cayman Islands as an exempted company and is not subject to income tax under the current laws of Cayman Islands.

Most of the Company’s income is generated in Hong Kong in 2018. The statutory income tax rate in HK is 16.5%.

Seven Stars Energy is incorporated in Singapore in late 2017 which is conducting crude oil trading business. The statutory income tax rate in Singapore is 17%.

YOD WFOE, Sinotop Beijing, and Sevenstarflix are PRC entities. The income tax provision of these entities is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in the PRC.

In accordance with the Corporate Income Tax Law of the PRC (“CIT Law”), effective beginning on January 1, 2008, enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC territory are considered PRC resident enterprises and subject to the PRC income tax at the rate of 25% on worldwide income. The definition of “place of effective management” refers to an establishment that exercises, in substance, and among other items, overall management and control over the production and business, personnel, accounting, and properties of an enterprise. If the Company’s non-PRC incorporated entities are deemed PRC tax residents, such entities would be subject to PRC tax under the CIT Law. Since our non-PRC entities have accumulated loss, the application of this tax rule will not result in any PRC tax liability, if our non-PRC incorporated entities are deemed PRC tax residents.

The CIT Law imposes a 10% withholding income tax, subject to reduction based on tax treaty where applicable, for dividends distributed by a foreign invested enterprise to its immediate holding company outside China. Under the PRC-HK tax treaty, the withholding tax on dividends is 5% provided that a HK holding company qualifies as a HK tax resident as defined in the tax treaty. No provision was made for the withholding income tax liability as the Company’s foreign subsidiaries were in accumulated loss.

Loss before tax and the provision for income tax benefit consists of the following components:

	2018	2017
Loss before tax
United States	$(13,139,622)	$(841,323)
PRC/Hong Kong/Singapore	(15,323,706)	(10,018,994)
	$(28,463,328)	$(10,860,317)
Deferred tax benefit of net operating loss
United States	$—	$—
PRC/Hong Kong/Singapore	—	—
	$—	$—
Deferred tax benefit other than benefit of net operating loss
United States	$40,244	$—
PRC/Hong Kong	—	—
Total income tax benefit	$40,244	$—

A reconciliation of the expected income tax derived by the application of the U.S. corporate income tax rate to the Company’s loss before income tax benefit is as follows:

	2018	2017
U. S. statutory income tax rate	21%	34%
Non-deductible expenses:
Non-deductible stock awards	(1.2)%	—%
Waiver of intercompany loan related to ZHV disposal	—%	14.7%
Others	(0.9)%	(2.9)%
Non-deductible interest expenses	(0.6)%	(0.4)%
Non-taxable change in fair value warrant liabilities	—%	(0.4)%
Increase in valuation allowance	(18.4)%	(21.6)%
Tax rate differential	0.1%	(23.4)%
Effective income tax rate	—%	—%

Deferred income taxes are recognized for future tax consequences attributable to temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and income tax purposes using enacted rates expected to be in effect when such amounts are realized or settled. Significant components of the Company’s deferred tax assets and liabilities at December 31, 2018 and 2017 are as follows:

	2018	2017
U.S. NOL	$7,977,213	$6,152,242
Foreign NOL	6,406,052	5,365,437
Accrued payroll and expense	131,867	132,812
Nonqualified options	780,800	760,213
Others	171,819	30,040

Total deferred tax assets	$15,467,751	$12,440,744
Less: valuation allowance	$(15,467,751)	$(12,440,744)

As of December 31, 2018, the Company had approximately $38.9 million U.S domestic cumulative tax loss carryforwards and approximately $28.3 million foreign cumulative tax loss carryforwards, which may be available to reduce future income tax liabilities in certain jurisdictions. $26.8 million of the U.S. carryforwards expire in the years 2027 through 2037. The remaining U.S. tax loss is not subject to expiration under the new Tax Law. These PRC tax loss carryforwards will expire beginning year 2019 to year 2023. The Company also has a U.S. capital loss carryover, available to offset future capital gains, of $0.4 million which expires in 2024. Utilization of net operating losses may be subject to an annual limitation due to ownership change limitations provided in the Internal Revenue Code and similar state and foreign provisions. This annual limitation may result in the expiration of net operating losses before utilization.

Realization of the Company’s net deferred tax assets is dependent upon the Company’s ability to generate future taxable income in appropriate tax jurisdictions to obtain benefit from the reversal of temporary differences and net operating loss carryforwards The valuation allowance increased by approximately $3.0 million during 2018, which consists of $2.3 million resulting from operations and $0.7 million resulting from deferred tax liabilities acquired in the Grapevine acquisition.

(b)  Uncertain Tax Positions

Accounting guidance for recognizing and measuring uncertain tax positions prescribes a threshold condition that a tax position must meet for any of the benefit of uncertain tax position to be recognized in the financial statements. There was no identified unrecognized tax benefit as of December 31, 2018 and 2017.

As of December 31, 2018 and 2017, the Company did not accrue any material interest and penalties.

The Company’s United States income tax returns are subject to examination by the Internal Revenue Service for at least 2010 and later years. Due to the uncertainty regarding the filing of tax returns for years before 2007, it is possible that the Company is subject to examination by the IRS for earlier years. All of the PRC tax returns for the PRC operating companies are subject to examination by the PRC tax authorities for all periods from the companies’ inceptions in 2007 through 2017 as applicable.

(c)  U.S. Tax Reform

On December 22, 2017 the U.S. enacted the “Tax Cuts and Jobs Act” (“U.S. Tax Reform”) which made significant changes to corporate income tax law. One significant change was to decrease the general corporate income tax rate from 34% to 21%. This change in the rate reduced the Company’s deferred tax assets at December 31, 2017 by approximately $4.4 million. This reduction had no effect on the Company’s income tax expense as the reduction in deferred tax assets was offset by an equivalent reduction in the valuation allowance.

Another significant change resulting from U.S. Tax Reform is that any future remittances to the parent company from business income earned by its subsidiaries outside of the U.S. will no longer to taxable to the Company under U.S. tax law. The Company would be liable for payment of income tax, or reduction of the net operating loss carryover, at a reduced rate for any accumulated earnings and profits of its non-U.S. subsidiaries at December 31, 2017. Any such tax would be payable over eight years. The Company’s provisional estimate is that there are no such accumulated earnings and profits at December 31, 2017 and consequently no tax would be payable. The Company continues to gather information relating to this estimate and expects to confirm this estimate during 2018.

U.S. Tax Reform includes provisions for Global Intangible Low-Taxed Income (GILTI) under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of certain foreign subsidiaries and for Base Erosion and Anti-Abuse Tax (BEAT) under which taxes are imposed on certain base eroding payments to affiliated foreign companies. There are substantial uncertainties in the interpretation of BEAT and GILTI and while certain formal guidance was issued by the U.S. tax authority, there are still aspects of the Tax Act that remain unclear and additional guidance is expected in 2019. Such guidance may result in changes to the interpretations and assumptions we made and actions we may take, which may impact amounts recorded with respect to international provisions of U.S. Tax Reform, possibly materially. Consistent with accounting guidance, we treat BEAT as a period tax charge in the period the tax is incurred and have made an accounting policy election to treat GILTI taxes in a similar manner.